ELITE ACCESS BROKERAGE EDITION® (09/16)

INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650)
INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
Home Office: Lansing, Michigan
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-873-5654
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Hours: 8:00 a.m. to 8:00 p.m. ET
Email: contactus@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson® pre-assigned Contract Number: (if applicable)

- **PLEASE PRINT CLEARLY**
- Please see the Good Order Checklist for additional requirements.

Primary Owner

Type of Ownership: ☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Sex ☐ Male ☐ Female
U.S. Citizen ☐ Yes ☐ No

Social Security Number or Tax I.D. Number

Phone Number (include area code)

First Name | Middle Name | Last Name

Date of Birth (mm/dd/yyyy)

Non-Natural Owner/Entity Name (if applicable)

Email Address (print clearly)

Physical Address Line 1 (No P.O. Boxes)

Line 2

City | State | ZIP

Mailing Address Line 1

Line 2

City | State | ZIP

Joint Owner

Social Security Number

Phone Number (include area code)

Sex ☐ Male ☐ Female
U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name

Email Address (print clearly)

Relationship to Owner

Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes)

Line 2

City | State | ZIP

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Primary Annuitant

• Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner.

Social Security Number

Phone Number (include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

Joint Annuitant

• Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.

☐ No Joint Annuitant

Social Security Number

Phone Number (include area code)

Sex ☐ Male ☐ Female

U.S. Citizen ☐ Yes ☐ No

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

Beneficiary(ies)

! It is required for Good Order that the Death Benefit Percentage be whole numbers and **must** total 100% for each beneficiary type.

If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

☐ Primary

Percentage of Death Benefit ____ %

Social Security/Tax I.D. Number

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Non-Natural Entity Name | Relationship to Owner

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP | Phone Number (include area code)

• Please use form X3041 for additional beneficiaries.

☐ Primary ☐ Contingent

Percentage of Death Benefit ____ %

Social Security/Tax I.D. Number

First Name | Middle Name | Last Name | Date of Birth (mm/dd/yyyy)

Non-Natural Entity Name | Relationship to Owner

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP | Phone Number (include area code)

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Premium Payment

Select method of payment and note approximate amount:

Check $ ______ Wire $ ______

External Transfer $ ______ Internal Transfer $ ______

Annuity Type

☐ IRA - Traditional* ☐ Non-Tax Qualified ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ______

*Tax Contribution Years and Amounts:

Year: ______ $ ______ Year: ______ $ ______

It is required for Good Order that this entire section be completed. COMPLETE X0512 "REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (**must** be dated on or before the Application Sign Date to be in Good Order).

Statement Regarding Existing Policies or Annuity Contracts

I (We) certify that with regard to Jackson or any other Company: (please select one)

☐ I (We) **do not have** existing life insurance policies or annuity contracts.

☐ I (We) **do have** existing life insurance policies or annuity contracts.

Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.

Are you replacing an existing life insurance policy or annuity contract? ☐ **Yes** ☐ **No**

Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson will only request the funds if the "Client Initiated" section is left blank or checked "No".**

Transfer Type	Client Initiated	Company releasing funds	Account number	Anticipated date of receipt	Anticipated transfer amount
☐ Full ☐ Partial	☐ Yes ☐ No				$
☐ Full ☐ Partial	☐ Yes ☐ No				$

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

Optional Benefit **May not be available in all states and once selected cannot be changed.**

- **Optional Benefit: Additional charges will apply. Please see the prospectus for details.**

☐ **Liquidity Option** (Contract Form VA660)

Fixed Account Options are not available if Liquidity Option is selected.

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Premium Allocation (Cont. on page 5)

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! Total number of allocation selections may not exceed 99.

- **NOTE:** The Contract permits Jackson without advance notice to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

%	Traditional Investments	
	Equity Investments	
	JNL® Multi-Manager Mid Cap	(663)
	JNL Multi-Manager Small Cap Growth	(116)
	JNL Multi-Manager Small Cap Value	(208)
	JNL/American Funds® Growth	(395)
	JNL/American Funds Growth-Income	(342)
	JNL/The Boston Company Equity Income	(606)
	JNL/DFA U.S. Core Equity	(115)
	JNL/DFA U.S. Micro Cap	(612)
	JNL/Franklin Templeton Income	(075)
	JNL/Invesco Small Cap Growth	(195)
	JNL/JPMorgan MidCap Growth	(101)
	JNL/Mellon Capital Nasdaq® 100	(222)
	JNL/Mellon Capital S&P® 400 MidCap Index	(124)
	JNL/Mellon Capital S&P 500® Index	(123)
	JNL/Mellon Capital Small Cap Index	(128)
	JNL/PPM America Mid Cap Value	(293)
	JNL/The London Company Focused U.S. Equity	(639)
	JNL/T. Rowe Price Established Growth	(111)
	JNL/T. Rowe Price Value	(149)
	JNL/WMC Balanced	(104)

%	Traditional Investments	
	International	
	JNL/American Funds Global Growth	(638)
	JNL/American Funds International	(343)
	JNL/Causeway International Value Select	(126)
	JNL/Epoch Global Shareholder Yield	(397)
	JNL/Franklin Templeton International Small Cap Growth	(250)
	JNL/Harris Oakmark Global Equity	(656)
	JNL/Invesco China-India	(273)
	JNL/Invesco International Growth	(113)
	JNL/Lazard Emerging Markets	(077)
	JNL/Lazard International Strategic Equity	(630)
	JNL/Mellon Capital Emerging Markets Index	(349)
	JNL/Mellon Capital International Index	(129)
	JNL/Oppenheimer Emerging Markets Innovator	(657)
	JNL/WCM Focused International Equity	(640)

%	Traditional Investments	
	Sector	
	JNL/Mellon Capital Communications Sector	(191)
	JNL/Mellon Capital Consumer Brands Sector	(185)
	JNL/Mellon Capital Financial Sector	(189)
	JNL/Mellon Capital Healthcare Sector	(188)
	JNL/Mellon Capital Oil & Gas Sector	(190)
	JNL/Mellon Capital Technology Sector	(187)
	JNL/Mellon Capital Utilities Sector	(635)

%	Traditional Investments	
	Specialty	
	JNL/DoubleLine® Shiller Enhanced CAPE®	(659)
	JNL/Mellon Capital European 30	(299)
	JNL/Mellon Capital Index 5	(242)
	JNL/Mellon Capital Pacific Rim 30	(298)
	JNL/Mellon Capital S&P 24	(074)
	JNL/Mellon Capital S&P SMid 60	(248)
	JNL/S&P 4	(292)
	JNL/S&P Competitive Advantage	(274)
	JNL/S&P Dividend Income & Growth	(278)
	JNL/S&P Intrinsic Value	(279)
	JNL/S&P Total Yield	(280)
	JNL/S&P International 5	(654)
	JNL/S&P Mid 3	(363)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 5.

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Premium Allocation (Cont. from page 4)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

%	Traditional Investments – Fixed Income	
	JNL/Crescent High Income	(660)
	JNL/DoubleLine Emerging Markets Fixed Income	(661)
	JNL/DoubleLine Total Return	(636)
	JNL/Franklin Templeton Global Multisector Bond	(348)
	JNL/Goldman Sachs Emerging Markets Debt	(059)
	JNL/JPMorgan U.S. Government & Quality Bond	(109)
	JNL/Mellon Capital Bond Index	(133)
	JNL/Neuberger Berman Strategic Income	(361)
	JNL/PIMCO Credit Income	(604)
	JNL/PIMCO Real Return	(078)
	JNL/PIMCO Total Return Bond	(127)
	JNL/PPM America Floating Rate Income	(346)
	JNL/PPM America High Yield Bond	(136)
	JNL/PPM America Total Return	(662)
	JNL/Scout Unconstrained Bond	(648)
	JNL/T. Rowe Price Short-Term Bond	(076)
	JNL/WMC Money Market	(107)

%	Alternative Investments – Alternative Assets	
	JNL/BlackRock Natural Resources	(066)
	JNL/Brookfield Global Infrastructure and MLP	(347)
	JNL/Invesco Global Real Estate	(206)
	JNL/Neuberger Berman Risk Balanced Commodity Strategy	(643)
	JNL/Red Rocks Listed Private Equity	(300)
	JNL/Van Eck International Gold	(615)

(Alternative Assets cont. from previous column)

%	Alternative Investments – Alternative Strategies	
	JNL Multi-Manager Alternative	(655)
	JNL/AQR Managed Futures Strategy	(379)
	JNL/AQR Risk Parity	(641)
	JNL/BlackRock Global Long Short Credit	(628)
	JNL/Boston Partners Global Long Short Equity	(653)
	JNL/Eaton Vance Global Macro Absolute Return Advantage	(629)
	JNL/FAMCO Flex Core Covered Call	(398)
	JNL/Goldman Sachs U.S. Equity Flex	(068)
	JNL/Neuberger Berman Currency	(614)
	JNL/Nicholas Convertible Arbitrage	(603)
	JNL/PPM America Long Short Credit	(631)
	JNL/Westchester Capital Event Driven	(658)

%	Tactically Managed Strategies	
	JNL Tactical ETF Conservative	(389)
	JNL Tactical ETF Moderate	(390)
	JNL Tactical ETF Growth	(391)
	JNL/BlackRock Global Allocation	(345)
	JNL/FPA + DoubleLine Flexible Allocation	(305)
	JNL/T. Rowe Price Capital Appreciation	(637)

%	Risk Management Strategies	
	JNL/AB Dynamic Asset Allocation	(644)
	JNL/MMRS Conservative	(645)
	JNL/MMRS Moderate	(647)
	JNL/MMRS Growth	(646)

%	Guidance Portfolios® – Focused	
	JNAM Guidance - Equity 100	(610)
	JNAM Guidance - Fixed Income 100	(611)
	JNAM Guidance - Alt 100	(388)

%	Guidance Portfolios – Interest Rate/Inflation Sensitive	
	JNAM Guidance - Interest Rate Opportunities	(620)
	JNAM Guidance - Real Assets	(619)

%	Guidance Portfolios – Other	
	JNL Alt 65	(304)

%	Guidance Portfolios – Diversified - Strategic	
	JNAM Guidance - Conservative	(380)
	JNAM Guidance - Moderate	(381)
	JNAM Guidance - Moderate Growth	(383)
	JNAM Guidance - Growth	(616)
	JNAM Guidance - Maximum Growth	(384)

%	Fixed Account Options *	
	5-Year	(045)
	7-Year	(047)

***Not available if the Liquidity Option is selected.**

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Systematic Investment (periodic premium reallocation programs)

- Other Systematic Investment Options may be available. Please see Systematic Investment form (V5685).

Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ______ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th.

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy)

______

If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.

Telephone/Electronic Transfer Authorization

- If no election is made, Jackson will default to "No."
- This authorization is not extended to Authorized Callers.

By checking "Yes", I (we) authorize Jackson National Life Insurance Company (Jackson) to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me (us) and my (our) Producer/Representative, subject to Jackson's administrative procedures.

Do you consent to Telephone/Electronic Transfer Authorization? ☐ **Yes** ☐ **No**

I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me.

To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, V3982.

Authorized Caller

- This authorization is not extended to Telephone and Electronic Authorization.

If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here.

First Name	Middle Name	Last Name

Social Security Number	Date of Birth (mm/dd/yyyy)

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Electronic Delivery Authorization

- If no election is made, Jackson will default to "No."
- **Selection of "ALL DOCUMENTS" excludes quarterly statements.**
- Please provide one email address and print clearly.
- If you authorize E-delivery but do not provide an email address or the address is illegible, E-delivery will not be initiated.

Do you consent to Electronic Delivery of Documents? ☐ Yes ☐ No

GO GREEN. IT'S ONLY NATURAL.

Check the boxes next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents."

☐ **ALL DOCUMENTS** ☐ Prospectuses and prospectus supplements ☐ Annual and Semiannual reports

☐ Periodic and immediate confirmation statements ☐ Other Contract-related correspondence

My email address is: ____________________.

I (We) will notify the company of any new email address.

This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form.

Notice to Applicant

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Client Acknowledgements

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. **I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Not applicable if Liquidity Optional Benefit is selected.)
8. **I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable if Liquidity Optional Benefit is selected.)**
9. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application are true and correctly recorded.
10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative.

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Client Signatures

! It is required for Good Order that all applicable parties to the Contract sign here.

Owner's Signature | Date Signed (mm/dd/yyyy) | State where signed

Owner's Title (required if owned by an Entity)

Joint Owner's Signature | Date Signed (mm/dd/yyyy)

Annuitant's Signature (if other than Owner) | Date Signed (mm/dd/yyyy) | State where signed

Joint Annuitant's Signature (if other than Joint Owner) | Date Signed (mm/dd/yyyy)

Producer/Representative Acknowledgements

! Complete this certification regarding sales material section only if:

- Your client has other existing policies or annuity contracts

AND

- Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.

I certify that:

☐ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

☐ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position.
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
7. I have complied with requirements for disclosures and/or replacements as necessary.

Jackson Prod./Rep. No. | Producer/Representative Signature | Date Signed (mm/dd/yyyy)

First Name | Middle Name | Last Name

Email Address (print clearly) | Business Phone Number (include area code)

- **Program Options Note:** Contact your home office for program information. If no option is indicated, the designated default will be used.

Program Options *

☐ A ☐ B ☐ C ☐ D ☐ E

* **NOTE:** If Liquidity Option is selected, only Program Option E is available.

Percentage %

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).

- If Percentage is left blank, all Producer/Reps will receive equal shares.

Producer/Representative Name # 2 | Jackson Producer/Representative No. | Percentage %

Producer/Representative Name # 3 | Jackson Producer/Representative No. | Percentage %

Not FDIC/NCUA Insured • Not Bank/CU guaranteed • May lose value
Not a deposit • Not insured by any federal agency

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